EXHIBIT 10.2

                              SETTLEMENT AGREEMENT

     This Settlement Agreement (the "Agreement") is made effective as of the 10th day of March 2006 (the "Effective Date") by and between ________________, an individual residing in ___________ County, North Carolina ("Employee"), Mobile Reach International, Inc., a Delaware corporation with its principle place of business in Wake County, North Carolina ("MRI"), and Mobile Reach Solutions, Inc., a Delaware corporation with its principle place of business in Wake County, North Carolina ("MRS" or "Waves") and Mobile Reach Technologies, Inc., a North Carolina corporation with its principle place of business in Wake County, North Carolina ("MRT"). Collectively MRI, MRS/Waves and MRT are referred to as the "Companies".

                                   BACKGROUND

     WHEREAS, Employee has been employed by MRT (the "Employment");

     WHEREAS, the Companies and Employee desire to set forth certain agreements and understandings among them with respect to the Employment, which are set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by the Companies and Employee, the parties agree as follows:

     1. Disposition of Relationship. As of the Effective Date, the parties acknowledge and agree that Employee shall cease employment with MRT.

The following obligations and conditions must be met by the dates specified by the Companies:

     (a) By June 30, 2006, Companies shall pay all amounts owed by Companies to the Companies' 401k plan such that the Employee can roll-over then close their 401k account.

     (b) By June 30, 2006, Companies shall grant to Employee_________ shares of MRI stock ("Shares"). Company agrees to adjust the number of shares based on any stock splits which occur between Effective Date of this Agreement and date that shares are issued. Company agrees to assist Employee in removing restriction legends from these and any other share certificates that Employee has.

     (c) By June 30, 2006, Companies shall pay to Employee a lump sum cash payment of _____________________________________ dollars ($______.00).

     (d) By Effective Date of this Agreement, MRT and Spectrum Mobile, Inc. will have entered into a Licensing Agreement dated of an even date herewith.

     (e) Companies shall be responsible for paying all state and federal withholding taxes related to the foregoing.

During the period of time up until June 30, 2006, Employee agrees, under any circumstances, not to demand any amounts from or to pursue legal or governmental actions against Companies for outstanding amounts owed or for non-payment of Companies 401k plan.

Companies agree that all obligations to Employee that are owed from MRT will be owed by MRI should MRT be unable to pay the obligations.


Initials: Employee _______   Companies _______                       Page 1 of 5

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If all of obligations/conditions (a), (b), (c), (d), and (e) are met by the dates specified, then:

     (x) Employee shall release Companies from all other amounts owed. This includes unpaid salary obligations and includes unpaid vacation accruals.

     (y)  Release Companies as specified in Paragraph 2.

The amounts specified in obligations/conditions (a), (b), (c), (d), and (e) shall be referred to as "Settlement Payment". Employee agrees that the Settlement Payment constitutes all payments that will be made by the Companies to Employee. Further, Employee acknowledges that upon issuance of the Shares to Employee, the Shares shall be "restricted securities", as that term is defined under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act") and may not be sold or otherwise transferred until the Shares have been registered with the Securities and Exchange Commission (the "SEC") under provisions set forth under Rule 144 of the Securities Act. Employee understands and acknowledges that MRI makes no representations or warranties regarding the future price of the Shares, the current or future value of the Shares, or its current business, operations or financial condition or prospects and, except as expressly set forth in this Agreement, Employee has not relied on any representations or warranties from MRI or its representatives in any manner whatsoever. Employee represents and warrants to MRI that they meet the criteria of an "accredited investor", as such term is defined under Rule 501(a)(3) of the Securities Act, is acquiring the Shares for their own account and for investment purposes, they have no present intention to distribute the Shares publicly, and they have the financial sophistication and knowledge to understand the risk of acceptance of the Shares.

     2. Release by Employee. If all of obligations/conditions (a), (b), (c),
(d), and (e) from Paragraph 1 are met by the dates specified, Employee hereby releases and forever discharges the Companies as well as any parent companies, affiliates, subsidiaries, divisions, officers, directors, stockholders, employees, agents, representatives, attorneys, lessors, lessees, licensors and licensees of the Companies, and their respective successors, assigns, heirs, executors and administrators (collectively, the "Companies Released Parties"), from any and all claims (including attorneys' fees and costs incurred), demands, rights, actions, and/or causes of action of any kind or nature whatsoever, known or unknown, whether direct, indirect, accrued, inchoate, contingent, potential or otherwise, in statutory or common law, or in equity, which arose prior to Employee's execution of this Agreement and which Employee has ever had or now has, related directly or indirectly to Employee's Employment with the Companies and/or violation by any one or more of the Company Released Parties of any federal and/or state civil rights laws, including, without limitation, the federal Family and Medical Leave Act (28 U.S.C. ss. 2601 et seq.), the federal Age Discrimination in Employment Act (29 U.S.C. ss. 621 et seq.), and the federal Americans with Disabilities Act (42 U.S.C. ss. 12101 et seq.). Employee further agrees that this release applies to all agreements between Companies and Employee or between Companies. Employee further agrees not to hereafter, directly or indirectly, sue, assist in or be a voluntary party to, except as required by law, any suit or proceeding against any one or more of the Company Released Parties for any claims relating to events occurring prior to or simultaneously with the execution of this Agreement, including but not limited to Employee's Employment with the Companies as provided for or referenced herein.

     3. Release by the Companies. Upon the effectiveness of conditions (x), and
(y) from Paragraph 1, the Companies each hereby release and forever discharge Employee, from any and all claims that were under authority of the officers of the Companies after Effective Date including attorneys' fees and costs incurred, demands, rights, actions, and/or causes of action of any kind or nature whatsoever, whether direct, indirect, accrued, inchoate, contingent, potential or otherwise, in statutory or common law, or in equity, which arose prior to the execution of this Agreement by the Companies and which the Companies has ever had or now has, related directly or indirectly to Employee's relationship with the Companies. Each of the Companies further agrees not to hereafter, directly or indirectly, sue, assist in or be a voluntary party to, except as required by law, any suit or proceeding against any one or more of the Employee Released


Initials: Employee _______   Companies _______                       Page 2 of 5

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Parties for any claims relating to events occurring prior to or simultaneously with the execution of this Agreement, including but not limited to Employee's employment relationship with the Companies as provided for or referenced herein. Each of the Companies further agrees that Employee is not held by any previously agreed to non-compete agreement. This release, however, does not release Employee from any of their obligations as set forth in this Agreement, whether or not related to or arising out of acts, events or circumstances occurring or existing on or prior to the date hereof, including, without limitation, any matters for which Employee is obligated to indemnify either the Companies pursuant to Section 7.

     4. Broad and Comprehensive Nature of Releases. The parties hereto further agree and intend the releases set forth in Sections 2 and 3 to be as broad and comprehensive as possible, so that none of the Company Released Parties or Employee shall ever be liable, directly or indirectly, to the other parties or their respective beneficiaries, heirs, successors or assigns, or any person or entity claiming by, through, under or on behalf of any party hereto, for any claims, demands, rights, actions, and/or causes of action of any kind or nature whatsoever by reason of any dealings of the Company Released Parties or Employee with the released parties prior to the date of this Agreement, or any disputes related directly or indirectly to Employee's employment relationship with the Companies.

     5. Acknowledgments. By his/her signature below, Employee represents that he/she understands that when the conditions of Paragraph 1 are met, then this Agreement constitutes and encompasses a final and complete release of all claims by Employee against the Companies and/or the Company Released Parties, regardless of their character, by reason of any dealings by Employee with the Company Released Parties prior to Employee's execution of this Agreement. Employee understands and agrees that this release is not an admission by the Companies that any such claims exist and/or of liability by the Companies with respect to such claims. Neither the release set forth in Section 3, the settlement evidenced by this Agreement, nor any evidence relating thereto, will ever be admissible against any one or more of the Company Released Parties in any suit or proceeding of any nature. The release and the settlement evidenced by this Agreement are, however, and may be asserted by any one or more of the Company Released Parties as an absolute and final bar to any suit or proceeding now pending or hereafter brought by Employee against any one or more of the Company Released Parties.

     6. Indemnification by Employee. Employee shall hold harmless and indemnify the Companies and each Company Released Party (each, an "Indemnitee") from and against, and shall compensate, reimburse and pay for, any loss, damage, injury, decline in value, lost opportunity, liability, claim, demand, settlement, judgment, award, fine, penalty, fee (including reasonable attorneys', accountants' and expert witness' fees), charge, cost (including costs of investigation) or expense of any nature (collectively, "Damages"), which are directly or indirectly suffered or incurred by any Indemnitee or to which any Indemnitee may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim) and which arise from or as a result of, or are directly or indirectly connected with, any statement or statements made, or any information provided, by Employee to any current, former or prospective investor, lender or shareholder of the Companies.

     7. Confidentiality. Employee hereby acknowledges that they have held positions of trust and confidence with the Companies, and that during the course of their employment relationship with the Companies, they have been exposed to and worked with others in the employ of the Companies and the Company Released Parties sharing data, trade secrets, advertising and customer lists, investor information, research and development information, technical processes, and other material which is proprietary in nature, confidential to the Companies and the Company Released Parties, and not generally available to the public or its competitors ("Confidential Information"). If divulged, this information would be potentially damaging to the Company Released Parties' ability to compete in the marketplace. Employee therefore agrees not to disclose any Confidential Information to any person or entity, except as may be required by statute, law


Initials: Employee _______   Companies _______                       Page 3 of 5

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or regulation. In addition, Employee further agrees to maintain any and all information relating to the claims released in this Agreement, as well as the terms of this Agreement, in the strictest confidence.

     8. Future Conduct by Employee and the Companies. After executing this
Agreement: (i) Employee will not, directly or indirectly, denigrate, defame, disparage, or cast aspersions upon the Companies or any one of the Company Released Parties; (ii) Employee will use all reasonable efforts to prevent any member of their immediate family from engaging in any such activity; (iii) except in the course of carrying out the obligations of this Agreement, Employee will not discuss the Companies or their respective properties, businesses or financial conditions with any current, former or prospective investor, lender or shareholder of the Companies and will direct any inquiries regarding the Companies to the proper representatives of the Company; and (iv) the Companies will not, directly or indirectly, denigrate, defame, disparage, or cast aspersions upon Employee.

     9. Injunctive Relief to Enforce. The parties to this Agreement acknowledge and agree that a violation of this Agreement by such party will cause such damage to the other parties and/or the Company Released Parties as will be irreparable and that in such event, money damages will not be adequate. Accordingly, each of the parties hereto agree that upon any violation of this Agreement by such party, the other parties hereto and/or any of the Company Released Parties shall be entitled as a matter of right to an injunction to prevent any further violation of this Agreement. Such right of injunctive relief shall be cumulative and in addition to whatever other remedies the parties hereto and/or any of the Company Released Parties may have at law or in equity.

     10. No Modifications. This Agreement may not be changed or terminated orally. No modification or waiver of any of the provisions of this Agreement shall be effective unless such modification or waiver is in writing and signed by all the parties hereto.

     11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, as well as their respective successors, assigns, heirs, executors and administrators.

     12. Governing Law. The parties further agree that this Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, and that any controversy arising out of or relating to this Agreement, or the breach thereof, shall be adjudicated in the state or federal courts of Wake County, North Carolina.

     13. Entire Agreement. This Agreement sets forth the entire and fully integrated understanding between the parties, and there are no representations, warranties, covenants or understandings, oral or otherwise, that are not expressly set out herein. This Agreement supersedes all prior agreements, negotiations, and understandings, whether oral or written, between the parties.

     14. Headings. The headings or titles to the paragraphs of this Agreement are solely for convenience of reference and shall be ignored when interpreting this Agreement.

     15. Severability and Construction. Should any part of this Agreement be declared invalid for any reason by any court of competent jurisdiction, such decision or determination shall not affect the validity of any remaining portion, and such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, that, in the event of a declaration of invalidity, the provision declared invalid shall not be invalidated in its entirety, but shall be observed and performed by the parties to the extent such provision is valid and enforceable. The parties hereby agree that any such provision shall be deemed to be altered and amended to the extent necessary to affect such validity and enforceability.


Initials: Employee _______   Companies _______                       Page 4 of 5

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     16. Voluntary Execution. Employee hereby acknowledge that they have read this Agreement, that they understand its contents, and they relied upon or had the opportunity to seek the legal advice of their attorney, who is the attorney of their choosing. Employee further represents that they are relying solely upon their own knowledge and information as to the nature and extent of any such claims, and has not been influenced in the execution of this Agreement by any representations made by or on behalf of the Companies and/or the Company Released Parties.

     17. Additional Agreements. All parties agree to execute any further or additional documents and to take such other action as may be reasonably necessary to fully and completely carry out the intention of the parties hereto and the terms of this Agreement.

     18. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts shall for all purposes constitute one and the same instrument.




         COMPANIES:

         By:
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         Name:   A. Christopher Johnson
         Title:  Chief Executive Officer
                 On behalf of Mobile Reach International, Inc., parent Company and for fully owned subsidiary, Mobile Reach Technologies, Inc.



         EMPLOYEE:


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